Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED

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JOINT DEVELOPMENT & LICENSE AGREEMENT

This Joint Development and License Agreement (this “Agreement”) is made as of November 21st, 2013 (the “Effective Date”), by and between Pieris AG, a German stock corporation organized and existing under the laws of Germany, whose principal place of business is at Lise-Meitner-Straße 30, 85354 Freising, Germany (“Pieris”), and Stelis BioPharma Private Limited, formerly known as Agila Biotech Private Limited, a company incorporated under the Companies Act (India), 1956 and having its registered office at Strides House, Bilekahalli, Bannerghatta Road, Bangalore 560 076, India (“Stelis BioPharma”). Pieris and Stelis BioPharma may be referred to individually as a “Party” or together as the “Parties.”

BACKGROUND

A. Pieris has certain proprietary technologies and know-how available before the Effective Date (the “Pieris Technology”), which is used to create and develop engineered lipocalin muteins (each, an “Anticalin® Protein”);

B. Stelis BioPharma is engaged in the business of manufacturing and supplying therapeutic biological products for research and development and commercial purposes;

C. Pieris and Stelis BioPharma desire to collaborate in the Field with each other, to develop certain therapeutic biological products, comprising Anticalin® Protein(s) made using the Pieris Technology, [***] in accordance with the terms and conditions of this Agreement;

D. Pieris and Stelis BioPharma may establish a joint venture company (the “JVC”) to further develop and commercialize one or more such products, after [***], pursuant to a separate Joint Venture Agreement to be entered into by the Parties (the “JVA) as set forth in Article 3.8; and

E. Upon successful completion of the pre-clinical activities in the Territory for such product(s) and the JVC’s receipt of all necessary Technology Transfer Documents (TTD), Consents, business licenses and governmental approvals, and contingent upon the Parties’ agreement to form the JVC and on a plan and budget for the further development and commercialization of such product(s), such product(s) and all associated data, rights and assets will be transferred to the JVC and the JVC will continue the development and commercialization of such product(s) as further provided in the JVA.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

Article 1

DEFINITIONS

1.1 “Indian Act” means the Drugs and Cosmetics Act (India), 1940.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.2 “Additional Product(s)” means [***], named by mutual agreement between the Parties after the Effective Date pursuant to Article 3.11.

1.3 “Acquired Intellectual Property” or “Acquired IP” means all Information, know-how, intellectual property, including Improvements and any and all inventions, patents, copyrights and trademarks and other rights, in each case necessary for the performance of the activities set forth in this Agreement and the applicable Development Plan and over which one Party acquires Control during the Term.

1.4 “Affiliate” means, with respect to a Party, any Person controlling, controlled by or under common control with such Party, for so long as such control exists. For the purposes of this definition, “control” means: (a) to possess, directly or indirectly, the power to direct the management and policies of such Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) ownership of more than fifty percent (50%) of the voting securities in such Person (or such lesser percent as may be the maximum that may be owned pursuant to Applicable Laws of the country of incorporation or domicile, as applicable). For clarity, for purposes of this Agreement, the JVC shall not be deemed an Affiliate of either Party.

1.5 “[***]” means, [***].

1.6 “Applicable Laws” means any laws, statutes, rules, regulations, guidelines, and standards promulgated by any governmental authority of competent jurisdiction applicable to the Parties or the activities contemplated hereunder, together with any judgments, orders, notices, instructions, decisions, standards, guidance and awards, each having the force of law, issued by a court or competent authority or tribunal or a Regulatory Authority to which the applicable Party is subject, including, as applicable, GCP, GLP, GMP, the Indian Act and the Indian Rules.

1.7 “Background Technology” means, with respect to a Party, any and all technology, know-how, technical information and other technical subject matter, and all intellectual property rights therein, in each case Controlled by such Party as of the Effective Date or otherwise conceived or developed by or on behalf of such Party outside the performance of this Agreement, in each case that are necessary for the performance of the activities set forth in this Agreement and the applicable Development Plan.

1.8 “Collaboration Product(s)” means, [***].

1.9 “Consents” means any consent, license, approval, authorization, waiver, permit, grant, concession, agreement, license, certificate, exemption, order or registration, of or with any Person.

1.10 “Control” means the possession (whether by ownership, license or other authorization), as of the Effective Date or during the Term, of (a) with respect to materials, data or information, physical possession or the right to such physical possession of those items, and the right to provide them to others (including the other Party); and (b) with respect to intellectual property rights, the right sufficient to grant the applicable license or sublicense under this Agreement; in each case without violating the terms of any agreement with any Third Party. Notwithstanding anything to the contrary in this Agreement, the following shall not be deemed to be Controlled by

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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a Party: (i) any materials, data, information or intellectual property owned or licensed by any Acquiring Entity immediately prior to the effective date of merger, consolidation or transfer, and (ii) any materials, data, information or intellectual property that any Acquiring Entity subsequently develops independently, without accessing or practicing Pieris’ Background Technology (in the case of an Acquiring Entity of Pieris) or Stelis BioPharma’s Background Technology (in the case of an Acquiring Entity of Stelis BioPharma). For the purpose of this Article 1.10, “Acquiring Entity” means, with respect to a Party, a Third Party that merges or consolidates with or acquires such Party, or to which such Party transfers all or substantially all of its assets to which this Agreement pertains. “Controlled” has its corollary meaning.

1.11 “Commercially Reasonable Efforts” means application of expertise and resources that are typical in the pharmaceutical industry in the research, development and commercialization of a product or compound owned by a Third Party or resulting from a Party’s own research efforts, which product or compound is [***].

1.12 “Dispute” means any dispute arising from or relating to this Agreement, including, without limitation, the interpretation of any term of this Agreement, the rights and liabilities of the Parties hereto and/or the assessment of a Party’s compliance with any of its obligations under this Agreement.

1.13 “Drug Product” or “DP” means the final dosage form, which contains a Collaboration Product in association with other active or inactive ingredients.

1.14 “Drug Substance” or “DS” means any substance or mixture of substances, comprising a Collaboration Product, intended to be used in the manufacture of a Drug Product and that, when used in the production of the Drug Product, becomes the Active Pharmaceutical Ingredient of the Drug Product. Such substances are intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure and function of the body.

1.15 “Facility” means (a) a GMP-compliant facility jointly identified by both Parties for manufacturing (including storing and handling) any Drug Product of Collaboration Product(s) for pre-clinical studies and/or clinical trials, (and (b) [***]), or such other facility as identified by JVA and notified to Pieris, only when all applicable testing and validation of such facility has been successfully completed, and all required Consents have been obtained, and such facility is otherwise ready and available for use in manufacture of Collaboration Products.

1.16 “Field” means (i) with respect to [***], the treatment, palliation and/or prevention of [***] diseases in human; and (ii) with respect to any Additional Product, the treatment, palliation and/or prevention of [***].

1.17 “GCP” means the then-current FDA regulations and guidelines for “Good Clinical Practice,” as promulgated by the FDA under 21 CFR Parts 50, 54, 56 and 312, as amended from time to time, or any foreign equivalents thereto (e.g., ICH Guideline for Good Clinical Practice) in the country in which the applicable pre-clinical study or clinical trial is conducted.

1.18 “GMP” means the then-current Good Manufacturing Practices pursuant to the U.S. Food, Drug and Cosmetic Act and any U.S. regulations found in Title 21 of the U.S. Code of Federal

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Regulations (including Parts 11, 210 and 211 and the provisions of the Act and the Rules) and comparable laws, rules and regulations applicable to the manufacture, labeling, packaging, handling, storage, supply and transport of any Collaboration Product in any jurisdiction where the applicable Collaboration Product is or may be utilized in humans hereunder.

1.19 “GLP” means the then-current FDA regulations and guidelines for “Good Laboratory Practice,” as promulgated by the FDA under Title 21 of the U.S. Code of Federal Regulations Part 58, as amended from time to time, or any foreign equivalents thereto in the country in which research is conducted hereunder.

1.20 “ICH” means the International Conference on Harmonization.

1.21 “Investigational Medical Product” or “IMP” means a pharmaceutical form of a DP or DS being tested in one or more clinical trials.

1.22 “[***]” means, [***].

1.23 “[***]” means [***].

1.24 “[***]” or “[***]” means [***].

1.25 “Marketing Approval” means the act of a Regulatory Authority necessary for the Commercialization of a Product for one or more indications in a regulatory jurisdiction in the Territories, including, without limitation, the approval of an NDA by a Regulatory Authority and satisfaction of all applicable regulatory and notification requirements.

1.26 “New Drug Application” or “NDA” means an application or set of applications (and any other required registrations, notifications, forms, amendments or supplements) for a Marketing Approval for a Product and/or pre-market approval to make and commercialize the Product, filed with a Regulatory Authority including, without limitation, all documents, data and other information concerning a pharmaceutical product which are necessary for gaining the Marketing Approval.

1.27 “[***]” means [***].

1.28 “Person” means any individual, corporation, partnership, limited liability company, trust, business trust, association, joint-stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, government authority or any other form of entity not specifically listed herein.

1.29 “Pieris Technology” means Pieris’ proprietary technologies and know-how available before the Effective Date, together with all intellectual property rights therein.

1.30 “Phase I Clinical Trial” means any human clinical trial conducted in healthy volunteers or patients anywhere in the Territory with a Collaboration Product in accordance with GCP to establish an initial safety profile and the pharmacokinetics and/or pharmacodynamics of the Collaboration Product, or otherwise generally consistent with 21 C.F.R. §312.21(a). Phase I

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Clinical Trials include Phase Ia Clinical Trials and Phase Ib Clinical (multiple ascending dose) Trials.

1.31 “Phase II Clinical Trial” means any controlled human clinical trial conducted anywhere in the Territory with a Collaboration Product in accordance with GCP to evaluate the effectiveness of the drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug. Phase II Clinical Trials s are typically well controlled, closely monitored, and conducted in a relatively small number of patients, or otherwise generally consistent with 21 C.F.R. §312.21(b).

1.32 “Phase III Clinical Trial” means any human clinical trial conducted anywhere in the Territory with a Collaboration Product in accordance with GCP on a sufficient numbers of patients that is designed, if the defined end-points are met, to establish safety and efficacy of a pharmaceutical product in patients with the indication being studied for purposes of filing a Marketing Approval application or to otherwise be a pivotal trial for obtaining a Marketing Approval or label expansion for such pharmaceutical product or otherwise generally consistent with 21 C.F.R. §312.21(c).

1.33 “[***]” means [***]; provided, however, that [***] (i) [***], (ii) [***], and (iii) [***].

1.34 “Raw Materials” means, with respect to any Collaboration Product(s), any and all ingredients, including media, buffers, solvents and other components [***] used in the manufacture of such Collaboration Product hereunder in accordance with the [***] and Specifications for such Collaboration Product.

1.35 “Regulatory Approval” means all approvals, licenses, clearances, registrations or authorizations received from any Regulatory Authority in response to a Regulatory Filing together with all necessary approvals by any regulatory advisory board (e.g. institutional review board and ethics committee).

1.36 “Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the development, manufacture or other commercialization (including the granting of Regulatory Approvals) of any Collaboration Product in any jurisdiction, including the Drugs Controller General of India, European Medicines Agency (“EMA”) and the United States Food and Drug Administration (“FDA”), in each case, any successor entity thereto.

1.37 “Regulatory Filings” means any submission made to a Regulatory Authority with respect to a pharmaceutical or medicinal product, including any application necessary to commence or conduct clinical testing of such product in humans, any submission to a regulatory advisory board with respect to such product, and in each case any supplement or amendment to any of the foregoing.

1.38 “[***]” or “[***]” means [***].

1.39 “Indian Rules” means the Drugs and Cosmetic Rules (India), 1945.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.40 “Results” means any and all data, results and reports from any pre-clinical studies or clinical trials with respect to any Collaboration Product conducted hereunder, including all data, results and reports from all pre-clinical studies (such as Animal Toxicity Studies) as well as from all clinical trials conducted hereunder and all interim reports and the final report generated therefrom.

1.41 “Specifications” means, with respect to a Collaboration Product, those specifications, manufacturing guidelines, control procedures, acceptance criteria, validation protocols, packaging, storage and release requirement or procedures or other similar requirements for the manufacture of such Collaboration Product, as mutually agreed by the Parties and set forth in the applicable Development Plan.

1.42 “Sublicensee” means any Third Party to which either Party grants any right to make, have made, use, sell, have sold, offer for sale and/or import/export a Collaboration Product in the Field anywhere in the Territory. For the avoidance of doubt, a Third Party who is granted only the right to distribute or promote a Collaboration Product (such as a contract sales organization) on behalf of either Party will not be considered a Sublicensee.

1.43 “[***]” means, with respect to [***].

1.44 “Territory” means [***].

1.45 “Technology Transfer Documents” or “TTD” means any and all documents, generated by either Party and pertaining to the Collaboration Product(s), including, but not limited to, selection of Collaboration Product(s), all pre-clinical/ in vitro studies carried out on the Collaboration Product(s), all process development studies whether carried out in-house or at a third-party CMO site in connection with the Collaboration Product(s), all CMC studies in connection with the Collaboration Product(s), and all data pertaining to any and all analytical method development activities in connection with the Collaboration Product(s).

1.46 “Third Party” means a Person other than Pieris, Stelis BioPharma and their respective Affiliates, employees and representatives.

1.47 “Third Party Proprietary Technology” means any technology that is Controlled by a Third Party and is not in the public domain.

1.48 “[***]” means [***].

1.49 Additional Defined Terms. Each of the following terms shall have the meaning described in the corresponding Article of this Agreement indicated below:

term	Article Defined
Stelis BioPharma Improvements	0
Alliance Manager	2.6
Co-Chair	2.2

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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term	Article Defined
Collaboration Technology	10.3
Confidential Information	9.1
Development Plan	3.1
Indemnitee	13.3
Indemnitor	13.3
JSC	2.1
JVA	Background
JVC	Background
Pieris Improvements	10.4
Pieris Materials and Deliverables	4.1.1
Plan and Budget	3.9
Prior Confidentiality Agreement	9.5
Subcommittee	2.7
Term	11.1

1.50 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Articles or Exhibits means the particular Articles and Articles of or Exhibits to this Agreement, and references to this Agreement include all Exhibits hereto. Unless context clearly requires otherwise, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “or” shall have its inclusive meaning of “and/or;” (c) the word “day” or “quarter” or “year” means a calendar day or calendar quarter or calendar year unless otherwise specified; (d) the word “notice” shall require notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (e) the words “hereof,” “herein,” “hereunder,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (f) provisions that require that a Party or the Parties hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any specific law, or article, Article or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement thereof; and (j) provisions that refer to Persons acting “under the authority of Pieris” shall include Pieris’ Affiliates or licensees, as applicable, and those Persons acting “under the authority of Stelis BioPharma” shall include Stelis BioPharma’s Affiliates or Sublicensees, as applicable; conversely, those Persons acting “under the authority of Pieris” shall exclude Stelis BioPharma, its Affiliates and Sublicensees, as applicable, and those Persons acting “under the authority of Stelis BioPharma” shall exclude Pieris, its Affiliates and Sublicensees, as applicable.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 2

GOVERNANCE

2.1 JSC Establishment. Within [***] days of the Effective Date, the Parties agree to establish a joint steering committee (“JSC”) for the overall coordination and oversight of the Parties’ activities under this Agreement.

2.2 JSC Membership. The JSC shall be comprised of [***]. Either Party may replace its respective JSC representatives at any time with prior written notice to the other Party, provided that such replacement has comparable authority and scope of functional responsibility within that Party’s organization as the individual he or she is replacing. Without limiting the foregoing, each Party shall appoint by notice to the other Party one of its members to the JSC as a co-chair of the JSC (each, a “Co-Chair”). The Co-Chairs shall ensure (a) the orderly conduct of the JSC’s meetings (b) attend (subject to below) each meeting of the JSC, The Co-Chairs shall coordinate with the Alliance Manager to (a) prepare the agenda and (b) to prepare and issue minutes of each meeting within [***] days thereafter accurately reflecting the discussions and decisions of the JSC at such meeting. The Parties shall prepare the minutes in an alternating fashion which minutes shall constitute Confidential Information of each Party. Such minutes from each JSC meeting shall not be finalized until each Party has reviewed and approved the accuracy of such minutes in writing. The Alliance Manager shall solicit agenda items from the JSC members and provide an agenda along with appropriate information for such agenda reasonably in advance (to the extent possible) of any meeting. In the event the presiding Co-Chair or another member of the JSC from either Party is unable to attend or participate in any meeting of the JSC, the Party who designated such member may designate a substitute representative for the meeting.

2.3 JSC Responsibilities. The role of the JSC shall be:

2.3.1 to review and approve the Development Plan for any Collaboration Product(s) and any amendment thereto;

2.3.2 to coordinate and oversee the transfer of Pieris Materials and Deliverables to Stelis BioPharma;

2.3.3 to manage and oversee the implementation of the Development Plan for any Collaboration Product(s), including all regulatory activities required or otherwise conducted in accordance therewith;

2.3.4 to monitor each pre-clinical study and clinical trial conducted pursuant to the Development Plan for the respective Collaboration Product(s);

2.3.5 to provide a forum for the Parties to exchange information with respect to matters pertaining to and status of the performance of the Development Plan for any Collaboration Product(s);

2.3.6 to coordinate and oversee the transfer of any Collaboration Product(s) to the JVC pursuant to Article 0 when the Parties enter into the JVA; and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3.7 to perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth hereunder or otherwise agreed in writing by the Parties.

2.4 JSC Meetings.

2.4.1 Conduct. During the Term, the JSC shall hold at least [***] per [***] in accordance with a schedule established in advance [***] or as the JSC otherwise agrees. Meetings of the JSC shall be effective [***] at least [***]. The JSC may meet either (a) in person at either Party’s facilities or at such locations as the Parties may otherwise agree; or (b) by audio or video teleconference; provided that at least [***] such meeting per [***]. With the prior consent of the other Party’s representatives (such consent not to be unreasonably withheld or delayed), each Party may invite non-member employees to participate in the discussions and meetings of the JSC, provided that such participants shall have no vote and shall be subject to the confidentiality provisions set forth in Article 9 of this Agreement. Additional meetings of the JSC may also be held with the mutual consent of the Parties, or as required under this Agreement, and neither Party will unreasonably withhold or delay its consent to hold any such additional meeting. Each Party shall be responsible for all of its own expenses incurred (e.g. for its representative(s) and employee(s)) in connection with participating in the JSC.

2.4.2 Progress Report. At each meeting of the JSC, each Party shall summarize to the JSC the progress of the activities performed by or under authority of such Party and its Affiliates with respect to each Collaboration Product during the period since the last meeting of the JSC.

2.5 JSC Decision Making. Decisions of the JSC shall be made by [***]. Each Party shall [***] on all matters and act in the general spirit of cooperation and in no event shall either Party unreasonably withhold, condition or delay any approval or other decision of the JSC hereunder. In the event [***], then [***] pursuant to Article 0. For clarity, [***] of this Agreement. It is further understood and agreed that [***].

2.6 Alliance Manager. Promptly after the execution of this Agreement, each Party shall appoint a single individual to act as the primary point of contact between the Parties in connection with the performance of the Development Plans (each, an “Alliance Manager”). Each Party may at any time appoint a different Alliance Manager by written notice to the other Party and may elect, upon mutual agreement by the Parties, to eliminate the responsibilities of the Alliance Managers. The Alliance Managers shall be entitled to attend meetings of the JSC, but shall not have, or be deemed to have, any rights or responsibilities of a member of the JSC, unless also designated as a member of the JSC pursuant to Article 2.2. Each Alliance Manager may bring any matter to the attention of the JSC where such Alliance Manager reasonably believes that such matter requires such attention.

2.7 Subcommittees. Promptly after the establishment of the JSC, the JSC shall establish the following subcommittees (each, a “Subcommittee”): (a) [***]; (b) [***]; (c) [***]; (d) [***]; and (e) [***]. Each Subcommittee shall consist of equal number of representatives of each Party and shall meet with such frequency as the JSC determines is appropriate. Each Subcommittee shall be responsible for day-to-day implementation and operations of the activities under this

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement for which it has or is otherwise assigned responsibility, provided that such implementation is not inconsistent with the express terms of this Agreement, the applicable Development Plan or the decisions of the JSC. Each Subcommittee shall operate by [***], with [***] at least [***]. If, with respect to a matter that is subject to a Subcommittee’s decision-making authority, the Subcommittee cannot reach unanimity, the matter shall be referred to the Alliance Manager, who shall submit such matter to the JSC for resolution in accordance with Article 0. The various Subcommittees may have overlapping membership and the Parties will attempt to time meetings of the JSC and the various Subcommittees to maximize productivity of the members and minimize costs associated therewith.

Article 3

PRODUCT DEVELOPMENT

3.1 Development Plan. Promptly after the execution of this Agreement, on a Collaboration Product-by-Collaboration Product basis, Pieris and Stelis BioPharma shall jointly prepare a mutually-agreed written work plan for any Collaboration Product(s) that sets out in reasonable detail the development activities to be conducted by each Party and its designees [***] for any Collaboration Product(s), as well as the location, protocol, budget and timelines for completion of various tasks therefor (each, a “Development Plan”); provided, however, that the Development Plan for Product 1 shall be in accordance with the framework plan set forth in Exhibit I. Each Development Plan shall be subject to the JSC’s approval. Upon the JSC’s approval of a Development Plan, such Development Plan shall be signed by a duly authorized representative from each Party and attached hereto as a part of this Agreement. For the avoidance of doubt, neither Party shall have any obligation with respect to any activity except as set forth in a Development Plan; provided, however, that unless and until the Parties sign a Development Plan, the Parties shall use good faith efforts to prepare and agree on the Development Plan for Product 1 with respect to activities beyond those referred to in Exhibit I within [***] days from the Effective Date. Each Development Plan will be updated and approved semi-annually by the JSC and shall be consistent with the general allocation of responsibilities described in Article 3.2 below. Without limiting the foregoing, any material modifications or additions to any Development Plan shall be first approved by JSC prior to its implementation. Each Party shall perform its obligations allocated to it under each Development Plan in accordance with the terms and conditions of this Agreement (including the diligence requirement set forth in Article 9), the applicable Development Plan and all Applicable Laws.

3.2 General Allocation of Responsibilities.

3.2.1 To Pieris. As further provided in the applicable Development Plan, with respect to each Collaboration Product, Pieris shall be responsible for and shall bear the expenses of: transferring all material, in Pieris’ possession, pertaining to the Collaboration Product, including, but not limited to, [***], provided that [***].

3.2.2 To Stelis BioPharma. As further provided in the applicable Development Plan, with respect to each Collaboration Product, Stelis BioPharma shall be responsible for and shall bear the expenses of: [***];

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.3 Development Costs. As between the Parties, each Party shall bear all of the costs and expenses incurred in connection with any of the activities allocated to such Party under this Agreement and each applicable Development Plan, including fees charged and costs and expenses incurred by subcontractor(s) of said Party in connection with the respective Party’s responsibilities hereunder this Agreement.

3.4 Subcontractors. Except as set forth in the applicable Development Plan, neither Party may subcontract or otherwise delegate all or any portion of its obligations under this Agreement (including substituting or adding manufacturing or contract research facilities of a Third Party) without JSC’s prior written approval. When considering a subcontractor, a Party will advise the JSC, which will establish an audit team comprised of members from each Party to audit or review such subcontractor to ensure that the subcontractor meets the qualifications necessary and has complied with Applicable Laws with respect to the subcontracting activities for which such subcontractor is being considered. To the extent such approval is granted, the subcontracting Party shall (a) ensure that each such subcontractor has and maintains all appropriate qualifications and complies with Applicable Laws and that the other Party or its designee has the right to participate in and approve such qualification process; (b) ensure that all such approved subcontractors comply with the provisions of this Agreement; and (c) be responsible for each such subcontractor’s performance hereunder (including, without limitation, any breach of this Agreement by such subcontractor), as if such subcontracting Party were itself performing such activities. For clarity, each Party may exercise its rights or perform its obligations under this Agreement through one or more of its Affiliates; provided that each Party shall ensure that each such Affiliate complies with the provisions of this Agreement and be responsible for each such Affiliate’s performance hereunder (including, without limitation, any breach of this Agreement).

3.5 Protocols. All protocols for any pre-clinical studies or clinical trials to be performed with respect to each Collaboration Product shall be developed by the relevant Subcommittee, in consultation with those relevant scientific/technical representatives from each Party, and submitted to the JSC for its review and approval. Further, any material modification to any such protocol shall subject to the review and approval of the JSC.

3.6 Information Sharing. On an annual basis or as the JSC otherwise determines, during the Term, and without limiting Article 0, each Party shall provide to the other Party the documentation, reports and other data from or relating to any completed or ongoing development activities and the results thereof such as Results (and summaries of any results in English if such documentation and materials are not provided in English) controlled by such Party relating to each Collaboration Product (including documentation relating to Regulatory Filings and Regulatory Approvals, original source data, reports, case report forms (CRFs) and summary literature). Each Party shall have the right to use, and disclose (provided that if such information is the Confidential Information of the other Party, such disclosure shall be subject to confidentiality obligations as set forth in Article 9 of this Agreement) such information to the extent necessary to exercise its rights and fulfill its obligations hereunder.

3.7 Exclusivity of Efforts. On a [***] basis, during the Term, for the applicable Collaboration Product, each Party agrees that, except for its obligations hereunder, neither it nor any of its Affiliates or Sublicensees shall develop, manufacture, supply or commercialize any

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Collaboration Product(s) in the Field, or assist any Third Party to perform any such activities with respect to any Collaboration Product(s) in the Field. In addition, [***].

3.8 Optional JVA. [***], and as soon as practicable after the execution of this Agreement, the Parties may discuss and negotiate a JVA, with respect to such Collaboration Product, in the form as substantially set out in Exhibit III of this Agreement. Once the Parties agree to form the JVC, the Parties will mutually agree on and select [***]. The Parties agree to amend the JVA template, when necessary, promptly after the selection of the JVC Venue, to (i) [***], (ii) [***], (iii) [***]; (iv) [***]; and (v) [***].

3.9 Collaboration Product Transfer to the JVC. On a [***] basis, reasonably in advance [***], the Parties shall, through the JSC, discuss and develop a detailed development plan and budget setting forth in reasonable detail the activities to be conducted by the JVC for the further development and commercialization of such Collaboration Product and associated budget and timelines, including the strategy for conducting Clinical Trials for such Collaboration Product, the location for such trials, the contract research organizations to conduct such trials and the budget therefor, as well as the launch strategy for such Collaboration Product and budget therefor (each, a “Plan and Budget”). [***], after the Parties enter into the JVA and after the JVC’s receipt of all necessary Technology Transfer Documents (TTD), Consents, business licenses, permits and Regulatory Approvals, and further contingent upon the Parties’ agreement on the applicable Plan and Budget and the JVC board of directors’ ratification thereof, such Collaboration Product and all associated data, rights and assets will be transferred to the JVC, and the JVC will continue the development and commercialization of such Collaboration Product in accordance with the applicable Plan and Budget as further provided in the JVA.

3.10 Development and Commercialization in the absence of the JVA. If a Party does not wish to enter into the JVA pursuant to Article 3.8 with respect to a Collaboration Product, then it shall provide a written notice, accordingly, to the other Party, within [***] (“Non-Continuation Notice”), in which case the other Party shall have the option to continue development and commercialization of such Collaboration Product in accordance with terms and conditions set forth in Exhibit II, which option shall be exercisable within [***] days after receipt of the Non-Continuation Notice, and a license agreement consistent with such terms and conditions shall be timely agreed upon between the Parties, comprising a transfer of all Regulatory Approvals obtained or maintained under this Agreement with respect to such Collaboration Product (together with all relevant Regulatory Filings and correspondence with Regulatory Authorities) as well as all Technology Transfer Documents (TTD) pertinent to such Collaboration Product to the continuing Party when applicable. If [***], then [***].

3.11 Additional Product(s).

3.11.1 The Parties may name Additional Product(s) by mutual agreement and agree on the respective Field(s) and the financial rights and obligations for the development of such Additional Product(s). After such nomination, the Parties will use good faith efforts to prepare and agree on a Development Plan in accordance with Article 3.1 for each Additional Product. For clarity, [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.11.2 The Parties shall [***] nominate one Additional Product within [***] months after the Effective Date, taking into consideration the provisions of Section 3.11.1.

Article 4

PIERIS DELIVERABLES

4.1 Delivery and Restrictions.

4.1.1 Delivery. With respect to each Collaboration Product, promptly after Pieris has established (if at all) (a) [***], (b) [***] and (c) [***] for such Collaboration Product, Pieris shall deliver to Stelis BioPharma [***] for the production of such Collaboration Product (all such deliverables together with all modifications or derivatives thereof, based in whole or part on the Pieris Technology, hereafter collectively referred to as the “Pieris Materials and Deliverables”); provided, however, that with respect to Product 1, Pieris is only obliged to deliver (a), (b) and (c) as established as of the Effective Date. Pieris Materials and Deliverables shall be and remain the sole and exclusive property of Pieris; and the physical possession of such Pieris Materials and Deliverables by Stelis BioPharma shall not be (nor be construed as) deemed as a sale, lease, offer to sell or lease, or other transfer of title of such materials to Stelis BioPharma. Except as expressly provided in this Agreement, no licenses or rights shall be deemed as granted to Stelis BioPharma, by implication, estoppel or otherwise, by the transfer of physical possession of any such Pieris Materials and Deliverables to Stelis BioPharma.

4.1.2 Limitations on Use and Transfer. Stelis BioPharma shall not use the Pieris Materials and Deliverables for any purpose other than for the performance of its obligations under this Agreement. Except as otherwise authorized by Pieris in writing, Stelis BioPharma shall not provide the Pieris Materials and Deliverables to any Person other than to approved subcontractors pursuant to Article 0 or those employees of Stelis BioPharma who require access to the Pieris Materials and Deliverables, in each case for the performance of the activities allocated to Stelis BioPharma under any Development Plan. Stelis BioPharma shall only use the Pieris Materials and Deliverables in compliance with all Applicable Laws.

4.1.3 No Modification or Derivation. Except as (a) expressly set forth in the applicable Development Plan, (b) appropriate to further the purposes of this Agreement, and/or (c) allowed with Pieris’ prior written consent, Stelis BioPharma shall not attempt to alter or modify the Pieris Materials and Deliverables in any way, or to make any derivatives or modifications thereof and shall not, under any circumstances, attempt, directly or indirectly, to analyze, characterize, reverse engineer or otherwise derive the sequences, or constructs of the Pieris Materials and Deliverables.

4.1.4 Care in Use of the Pieris Materials and Deliverables. Stelis BioPharma acknowledges that the Pieris Materials and Deliverables are experimental in nature and may have unknown characteristics and therefore agrees to use prudence and all reasonable care in the use, handling, storage, containment, transportation and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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disposition of the Pieris Materials and Deliverables. Pieris will provide Stelis BioPharma with all information in Pieris’ possession with respect to the handling of the Pieris Materials.

4.2 Warranties Regarding Pieris Materials and Deliverables. Pieris hereby represents and warrants to Stelis BioPharma that (a) Pieris owns or has rights to the Pieris Materials and Deliverables; (b) Pieris has the right to provide the Pieris Materials and Deliverables to Stelis BioPharma for use in accordance with this Agreement and (c) the Pieris Materials and Deliverables meet the written Specifications therefor as set forth in the applicable Development Plan(s) at the time of delivery to Stelis BioPharma.

4.3 Acknowledgement. Stelis BioPharma acknowledges that the use or modification of the Pieris Materials and Deliverables other than as permitted under this Agreement could cause irreparable damage to Pieris. As such, Stelis BioPharma agrees that: (a) any breach of this Article 4 shall be considered a material breach of this Agreement; (b) Stelis BioPharma hereby assigns to Pieris all right, title and interest in and to any invention arising from an impermissible modification or use of the Pieris Materials and Deliverables as well as any patent or patent application that contains, discloses or claims any invention arising from an impermissible modification or use of the Pieris Materials and Deliverables, and (c) the remedies set forth in (a) and (b) of this Article 4.3 shall not prejudice Pieris’ right to pursue any legal or equitable remedy available to Pieris for any violations of this Article 4. Pieris undertakes that it shall not declare a permitted use or permitted modification as impermissible after having knowledge of such use or modification by Stelis BioPharma and not objecting in writing within a reasonable period of time thereafter.

Article 5

MANUFACTURING OF COLLABORATION PRODUCTS

5.1 General. As between the Parties, Stelis BioPharma shall be solely responsible for manufacturing any Collaboration Product(s) for [***] at its own costs in the Facilities. All Drug Products or IMPs of Collaboration Product(s) supplied by Stelis BioPharma hereunder for use in any Pre-clinical studies and Clinical Trials shall meet the applicable Specifications therefor and shall be manufactured at the Facility in accordance with [***] and all Applicable Laws (including GMP). Stelis BioPharma shall perform quality control procedures reasonably necessary to ensure that any Drug Product or IMP of Collaboration Product(s) for use in any pre-clinical studies and/or clinical trials conform fully to the applicable Specifications.

5.2 Changes. Once established at Stelis BioPharma, neither Party shall make any changes to the [***], Specifications, [***], Facility, Raw Materials or any other item in any manner that would reasonably cause any Drug Product or IMP of a Collaboration Product for use in any clinical studies not to comply with the Specifications therefor or Applicable Laws, without the JSC’s prior written approval. If either Party desires any such change, it may request such change through the JSC. All such changes shall be documented in a writing signed by an authorized representative of each of Pieris and Stelis BioPharma.

5.3 Deviations. Without limiting Article 5.2 above, in the event any material deviations occur during the course of the manufacture of any batch of any Drug Product or IMP of a

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Collaboration Product for use in any clinical studies under this Agreement, Stelis BioPharma shall immediately provide the JSC with a detailed written description of such deviation. In addition, Stelis BioPharma shall undertake all reasonable and appropriate actions to investigate the cause of such deviation and to correct the same, both at its own costs.

5.4 [***]:

5.4.1 Collaboration Product. All Drug Products or IMPs of Collaboration Product(s) supplied by Stelis BioPharma hereunder shall comply with all Applicable Laws, GMPs and meet all Specifications, and Stelis BioPharma shall perform and document all manufacturing and supply activities contemplated herein in compliance with all Applicable Laws. [***].

5.4.2 Facilities and Equipment. The Facility(ies), all equipment used for the manufacture of each Collaboration Product within the Facility(ies) and the activities contemplated herein complies with all Applicable Laws and Stelis BioPharma shall obtain and maintain all Consents including governmental registrations, permits, licenses and approvals necessary for Stelis BioPharma to manufacture Drug Product(s) or IMP(s) of each Collaboration Product, and otherwise to perform its obligations, under this Agreement.

5.5 Manufacturing Records. Stelis BioPharma shall generate and maintain complete and accurate records and samples as necessary to evidence compliance with this Agreement and all Applicable Laws and other requirements of applicable governmental authorities relating to the manufacture of Drug Product(s) or IMP(s) of each Collaboration Product, including validation data, stability testing data, certificates of analysis, certificates of origin of all raw materials, batch and lot records, quality control and laboratory testing, and any other data required by Applicable Laws. All such records and samples shall be maintained for such periods as may be required by Applicable Law. Upon request by Pieris, Stelis BioPharma shall provide Pieris (or its designee) reasonable access to, and copies and portions of, such records and samples, including all batch and lot records, and any supporting data relating thereto, including written investigations of any deviations that may have been generated from manufacturing, packaging, inspection, or testing processes.

5.6 Inspection. During the Term and such longer period required by Applicable Laws, upon at least [***] days advance notice and at reasonable frequency, Pieris shall have the right to inspect and audit, at its own costs, [***]per[***] during regular business hours: (a) any Facility or any other location at which any of the manufacturing, processing or other activities relating to any Collaboration Product are performed hereunder; and (b) any of the manufacturing and quality control records and all other documentation relating to the manufacturing, processing and other activities with respect to any Collaboration Product (including any internal quality control audits or reviews. Such inspections and audits shall be for the purpose of ascertaining compliance with Applicable Laws, the Specifications and other aspects of this Agreement, reviewing correspondence, reports, filings and other documents from or to Regulatory Authorities to the extent related to the manufacturing, processing and other activities hereunder, approving, where appropriate, all variances from applicable requirements hereunder, and evaluating the implementation of all manufacturing and process changes pursuant to this

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement. In performing any such audit or inspection, employees or consultants of Pieris shall: (i) not unreasonably interfere with other activities of Stelis BioPharma being carried out at the location at which such audit or inspection is taking place; and (ii) observe all rules and regulations applicable to visitors and to individuals employed at the Facility which have been communicated by Stelis BioPharma to Pieris in writing. Any information obtained by Pieris through such inspections and audits shall be treated as Confidential Information of Stelis BioPharma in accordance with Article 9 below.

5.7 [***]. Stelis BioPharma will [***].

Article 6

REGULATORY MATTERS

6.1 General. As between the Parties, Stelis BioPharma shall be solely responsible for Regulatory Filings, obtaining and maintaining all necessary Regulatory Approvals for the initiation and performance of the pre-clinical studies [***] and [***]. As between the Parties, Stelis BioPharma shall assume all responsibilities of sponsors and investigators under Applicable Laws for the pre-clinical studies [***]. Upon the transfer of any Collaboration Product to the JVC as provided in Articles 2.3.6 and 3.9, Stelis BioPharma shall assign and deliver, or cause to be assigned and delivered, to the JVC, and the JVC shall assume control of, all Regulatory Filings and approvals (including Regulatory Approvals) and all communications with the applicable Regulatory Authorities with respect thereto obtained and maintained by Stelis BioPharma or its Affiliate in connection with the development of such Collaboration Product(s).

6.2 Meetings with Regulatory Authorities. Stelis BioPharma shall timely inform Pieris as soon as reasonably practicable of any meetings scheduled with any Regulatory Authority concerning any Collaboration Product. As reasonably requested in a timely manner, Stelis BioPharma shall allow representatives from Pieris to participate in such meetings with any Regulatory Authority. Stelis BioPharma shall timely inform Pieris as soon as reasonably practicable of the outcome of any meetings with any Regulatory Authority concerning such Collaboration Product.

6.3 Regulatory Filings. Reasonably in advance of the submission of any Regulatory Filing or material correspondence with applicable Regulatory Authorities for any Collaboration Product, Stelis BioPharma shall provide a copy of such document to Pieris for its review and shall incorporate any reasonable comments and suggestions provided by Pieris with respect thereto. Stelis BioPharma shall make available, directly, or through the JSC, copies of any Regulatory Filing or correspondence with applicable Regulatory Authorities for any Collaboration Product promptly after such Regulatory Filing or correspondence has been submitted to the applicable Regulatory Authority.

6.4 Regulatory Actions. Stelis BioPharma shall permit all applicable Regulatory Authorities to conduct such inspections of the Facility or any other location at which any of the manufacturing or development activities (including pre-clinical or clinical studies) relating to any Collaboration Product are performed, as such Regulatory Authorities may request in accordance with Applicable Laws and shall cooperate with such Regulatory Authorities with respect to such inspections and any related matters. Stelis BioPharma shall give Pieris prompt written notice of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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any such inspections, and shall keep Pieris informed about the results and conclusions of each such regulatory inspection, including actions taken by Stelis BioPharma to remedy conditions cited in such inspections. In addition, Stelis BioPharma shall allow Pieris or its representative to assist in the preparation for and be present at such inspections for which it has advanced notice. Stelis BioPharma shall provide Pieris with copies of any written inspection reports issued by any Regulatory Authority and all correspondence between Stelis BioPharma and any Regulatory Authority with respect thereto. Additionally, Stelis BioPharma agrees to promptly notify and provide Pieris copies of any request, directive or other communication of the applicable Regulatory Authority relating to or otherwise that may affect any Collaboration Product or its manufacture or development. Prior to responding to any reports, requests, directive or other communications issued by any Regulatory Authority relating to or otherwise that may affect any Collaboration Product or its manufacture or development, Stelis BioPharma shall provide Pieris a copy of its proposed response for Pieris’ review and comments and Stelis BioPharma shall include any reasonable comments or recommendations provided by Pieris with respect thereto prior to submitting such response to the applicable Regulatory Authority. Stelis BioPharma shall provide Pieris a copy of its final response contemporaneously with submitting the response to the Regulatory Authority.

Article 7

RECORDS AND INSPECTIONS

7.1 Record Keeping. Without limiting any other specific record-keeping obligations set forth in this Agreement or any Development Plan, each Party shall generate and maintain, during the Term and such longer period required by Applicable Laws, complete and accurate records related to its performance of its obligations under each Development Plan as necessary to evidence compliance with this Agreement and all Applicable Laws. Upon the transfer of any Collaboration Product to the JVC as provided in Articles 2.3.6 and 0, each Party shall deliver, or cause to be delivered, to the JVC all records (or copies thereof) kept by such Party in accordance with this Article 7.1.

7.2 Inspection. Without limiting any other specific inspection provisions in this Agreement or any Development Plan, during the Term and such longer period required by Applicable Laws, at least [***] business days advance notice by a Party and at reasonable frequency, such Party shall have the right to inspect and audit, during regular business hours, the records kept by the other Party pursuant to Article 7.1. Such inspections and audits shall be for the purpose of ascertaining compliance with this Agreement and Applicable Laws. Any information obtained by the auditing Party through such inspections and audits shall be treated as Confidential Information of the audited Party in accordance with Article 9 below.

Article 8

DILIGENCE

Each Party will use good faith and Commercially Reasonable Efforts, with respect to each objective set forth in this Agreement or otherwise assigned to such Party under any Development Plan, to accomplish such objective including within the corresponding timelines.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 9

CONFIDENTIALITY

9.1 Confidential Information. The Parties may from time to time disclose to each other Confidential Information. “Confidential Information” means any information disclosed by one Party to the other Party hereto, which (i) if disclosed in tangible form is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature, (ii) if disclosed orally, is identified as confidential or proprietary by the Party disclosing such information at the time of its initial disclosure and is confirmed in writing as confidential or proprietary by the disclosing Party within forty five (45) days after such initial disclosure, or (iii) is reasonably expected to be treated in a confidential manner based on the nature of such information and the circumstances of its disclosure. For clarity, the terms of this Agreement and all Results shall be deemed Confidential Information of both Parties. Notwithstanding the foregoing or anything herein to the contrary, a receiving Party’s obligations under this Article 9 shall not apply to any information that, in each case as demonstrated by written documentation: (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (d) was subsequently lawfully disclosed to the receiving Party by a Person other than the disclosing Party; or (e) was independently developed by the receiving Party without use of or reference to or benefit of any Confidential Information of the disclosing Party.

9.2 Confidentiality. During the Term of this Agreement and for [***] years thereafter without regard to the means of termination (or if the JVA is entered into, then such longer period as required by the JVA), neither Party shall use, for any purpose other than the purposes set out this Agreement (including (i) in connection with the performance of its obligations or exercise of rights granted to such Party in this Agreement and (ii) to the extent such disclosure is reasonably necessary in filing for, prosecuting or maintenance of patents and other intellectual property rights (including applications therefor) in accordance with this Agreement, due diligence exercise for any transaction in connection with the development of any Collaboration Product in accordance with this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations, filing for, conducting preclinical or clinical trials, obtaining and maintaining regulatory approvals, or otherwise required by Applicable Laws or the rules of a recognized stock exchange), reveal or disclose to any Third Party, other than one Party’s employees involved in the performance of this Agreement or subcontractors approved under Article 3.4, advisors, consultants, attorneys, investors, prospective investors, acquirers, prospective acquirers, investment bankers, lenders, acquirers lenders or their respective advisors and attorneys who agree to be bound by confidentiality terms substantially similar to this Article 9, Confidential Information and materials disclosed by the other Party (whether prior to or during the Term of this Agreement) without first obtaining the written consent of the other Party. The Parties agree to take all necessary steps to ensure that Confidential Information is securely maintained and to inform those who are authorized to receive such Confidential Information of their obligations under this Agreement and subject to written non-disclosure, non-use requirements consistent with this Article 9. Upon the termination or expiration of this Agreement for any reason (unless the JVA is entered into, then as required in the JVA), the receiving Party

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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promptly shall, upon request by the disclosing Party, return all such Confidential Information, and any copies or reproductions thereof, to the disclosing Party and agrees to make no further use of such Confidential Information, except it may retain one copy thereof solely for use in complying with any record keeping and other obligations within such Party’s jurisdiction.

9.3 Reasonable Precautions. The Parties shall take all reasonable precautions to prevent the use or disclosure of such Confidential Information of the other Party without first obtaining the written consent of the other Party, except in accordance with Article 0.

9.4 Publicity Review.

9.4.1 Press Releases and Public Announcements. Neither Party shall issue any press release or other publicity materials, or make any public presentation with respect to this Agreement, the terms or conditions of this Agreement, or any Results without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). The restrictions provided in this Article 0 shall not apply to disclosures required by Applicable Law, including as may be required in connection with any filings made with the Securities and Exchange Commission or similar non-U.S. regulatory authority, or by the disclosure policies of a major stock exchange; provided that each Party shall use good faith efforts to provide any such disclosure at least [***] days prior to such disclosure (to the extent practicable) for the other Party’s review and comment.

9.4.2 Use of Names. Neither Party shall utilize the name or trademarks of the other Party or make any disclosures concerning this Agreement, without the other Party’s prior written consent, provided that such use or disclosure shall be permitted if required by Applicable Laws and the Party making such use or disclosure consults with the other Party to the extent practicable not less than [***] days prior the use or disclosure.

9.5 Prior Agreement. This Agreement supersedes the terms and conditions of the Confidentiality Agreement between the Parties dated August 6th, 2012 (“Prior Confidentiality Agreement”) with respect to information disclosed thereunder. All information exchanged between the Parties under such Prior Confidentiality Agreement shall be deemed Confidential Information of the disclosing Party and shall be subject to the terms of this Article 9.

Article 10

INTELLECTUAL PROPERTY AND LICENSE

10.1 Background Technology and Acquired IP. Except for the limited licenses granted under Article 10.2 below, as between the Parties, each Party retains full right, title and interest in and to its Background Technology and Acquired IP. Unless otherwise expressly set forth in this Agreement, each Party shall be fully responsible for obtaining and maintaining, at its own expense, ownership of or appropriate license to any technologies (and intellectual property rights therein) that are necessary for its performance of its obligations under each Development Plan. Without limiting the generality of the foregoing, both Parties shall be responsible for developing or acquiring (including licensing or acquiring rights or assets from any Third Party), subject to the oversight and consent of the JSC, any Third Party Proprietary Technology [***] that may be necessary for the development of a Collaboration Product, as provided in the applicable

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Development Plan. Both Parties shall share all licensing costs associated with the development or acquisition of any such Third Party Proprietary Technology, except that any royalty, payable to a Third Party upon the sale of any Collaboration Product(s) in which such Third Party Proprietary Technology are implicated or incorporated, shall be borne by the JVC, or in the event if the JVC does not exist at the time of sale of the Collaboration Product(s), then such cost-sharing shall be discussed in good faith by both Parties herein in accordance with the provisions of Article 3.10 and Exhibit II hereof.

10.2 License Grant

10.2.1 License to Stelis BioPharma. Pieris hereby grants to Stelis BioPharma (i) a [***] license, in the Field, during the Term, under Pieris’ Background Technology and Acquired IP, any Collaboration Technology solely owned by Pieris pursuant to this Article 10 such as Pieris Improvements, and Pieris’ interests in any Collaboration Technology jointly owned by the Parties pursuant to this Article 10, together with all intellectual property rights therein, with the right to grant sublicenses to subcontractors approved under Article 3.4, solely to the extent necessary for Stelis BioPharma to perform the activities allocated to it under this Agreement and the applicable Development Plan, and (ii) a [***] license under any Collaboration Technology solely owned by Pieris pursuant to this Article 10 and Pieris’ interests in any Collaboration Technology jointly owned by the Parties pursuant to this Article 10, together with all intellectual property rights therein, with the right to grant sublicenses, to exploit Stelis BioPharma’s know-how and intellectual property available at Stelis BioPharma before the Effective Date in a manner consistent with the terms and conditions of this Agreement.

10.2.2 License to Pieris. Stelis BioPharma hereby grants to Pieris (i) a [***] license, in the Field, during the Term, under Stelis BioPharma’s Background Technology and Acquired IP, any Collaboration Technology solely owned by Stelis BioPharma pursuant to this Article 10 such as Stelis BioPharma Improvements, and Stelis BioPharma’s interests in any Collaboration Technology jointly owned by the Parties pursuant to this Article 10, together with all intellectual property rights therein, with the right to grant sublicenses to subcontractors approved under Article 3.4, solely to the extent necessary for Pieris to perform the activities allocated to it under this Agreement and the applicable Development Plan, and (ii) a [***] license under any Collaboration Technology solely owned by Pieris pursuant to this Article 10 and Stelis BioPharma’s interests in any Collaboration Technology jointly owned by the Parties pursuant to this Article 10, together with all intellectual property rights therein, with the right to grant sublicenses, to exploit Pieris’ know-how and intellectual property available at Pieris before the Effective Date in a manner consistent with the terms and conditions of this Agreement.

10.2.3 The rights described in the preceding paragraphs of this Article 10.2 are referred as the “License” hereunder this Agreement. Pieris shall not exploit or sublicense any patents in any manner that would conflict with License. Stelis BioPharma shall not exploit or sublicense any patents in any manner that would conflict with License.

10.2.4 No Other Right. All rights and licenses granted under this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party.

10.3 Collaboration Technology. Except as provided in Articles 0 and 0 and subject to Article 0, as between the Parties all right, title and interest to inventions and other subject matter (together with all intellectual property rights therein) conceived or created or first reduced to practice in connection with the exercise of rights or performance of obligations under this Agreement (collectively, “Collaboration Technology”) (i) by or under the authority of Pieris or its Affiliates, independently of Stelis BioPharma and its Affiliates, shall be owned by Pieris, (ii) by or under the authority of Stelis BioPharma or its Affiliates, independently of Pieris and its Affiliates, shall be owned by Stelis BioPharma, and (iii) by personnel of Pieris or its Affiliates and Stelis BioPharma or its Affiliates shall be jointly owned by Pieris and Stelis BioPharma. Except as expressly provided otherwise in this Agreement, neither Party shall have any obligation to obtain any approval of the other Party for, nor pay the other Party any share of the proceeds from or otherwise account to the other Party for, the practice, enforcement, licensing, assignment or other exploitation of such jointly owned Collaboration Technology, and each Party hereby waives any right it may have under the Applicable Laws of any country to require such approval, sharing or accounting. Except as otherwise expressly provided hereunder, the Party that owns any particular Collaboration Technology shall, as between the Parties, have the sole and exclusive right to control the filing for, prosecution, maintenance and enforcement of any intellectual property rights therein in its sole discretion and any jointly owned Collaboration Technology will be prosecuted, maintained and enforced as determined by the intellectual property Subcommittee in accordance with the procedures set forth in Article 2.

10.4 Pieris Improvements. Notwithstanding Article 0 above, all Pieris Improvements will be the sole and exclusive property of Pieris, and Stelis BioPharma hereby assigns to Pieris all Pieris Improvements. Stelis BioPharma will promptly disclose to Pieris any and all Pieris Improvements and take such other reasonable actions at Pieris’ request and expense to effectuate such assignment. As used herein, “Pieris Improvements” means: (i) [***] as well as (ii) [***]; provided however, which (i) and (ii) [***],.

10.5 Stelis BioPharma Improvements. Notwithstanding Article 0 above, all Stelis BioPharma Improvements will be the sole and exclusive property of Stelis BioPharma. As used herein, “Stelis BioPharma Improvements” means [***].

10.6 Assignment to JVC. Upon the transfer of any Collaboration Product to the JVC pursuant to Articles Articles 2.3.6 and 0, each Party shall assign, or cause to be assigned, to the JVC, all of its right, title and interest in and to any Collaboration Technology (but excluding any Pieris Improvement) arising from the performance of the applicable Development Plan and the JVC shall have the sole and exclusive right to control the filing for, prosecution, maintenance and enforcement of any intellectual property rights in such Collaboration Technology in its sole discretion. Each Party shall grant to the JVC appropriate licenses to its Background Technology and Acquired IP to enable the JVC to exclusively develop and commercialize said Collaboration Product in the Field.

10.7 Disclosure and Cooperation. Each Party shall promptly disclose to the other Party any Collaboration Technology generated hereunder. The Parties shall at all times fully cooperate in

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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order to reasonably implement the provisions of this Article 10. Such cooperation may include the execution of necessary legal documents, coordinating prosecution to avoid or mitigate any patentability issues, and the provision of any other assistance reasonably requested by the other Party at such other Party’s expenses.

10.8 Prosecution of Intellectual Property Rights.

a)	Pieris shall, at its own cost and expense and within its sole discretion, file, maintain and prosecute in the Territory, the patents claiming (i) Pieris’ Background Technology and Acquired IP and (ii) any Collaboration Technology solely owned by Pieris pursuant to this Article 10 such as Pieris Improvements.

b)	Stelis BioPharma shall, at its own cost and expense and within its sole discretion, file, maintain and prosecute in the Territory, the patents claiming (i) Stelis BioPharma’s Background Technology and Acquired IP and (ii) any Collaboration Technology solely owned by Stelis BioPharma pursuant to this Article 10 such as Stelis BioPharma Improvements.

c)	Notwithstanding foregoing Articles 10(8)(a) and (b), for the patents claiming any Collaboration Technology solely owned by one Party pursuant to this Article 10 such as Pieris Improvements or Stelis BioPharma Improvements, if either Party (the “Ceasing Party”) wishes (i) not to file a patent application in any one of the following jurisdictions: [***], (ii) abandon any such patent application or (iii) not to maintain any such Patent in any one of said jurisdictions, it shall give prior written notice to the other Party at [***] days before any relevant deadline, then the other Party has the right, exercisable within [***] exercisable within [***] days of such notice, to take an assignment of the patent application or patent and, at its own expense, control the further prosecution the patent application or maintenance of such Patent. In the event such right is exercised by the other Party, the Ceasing Party shall effectuate said assignment and provide to the other Party all information necessary for the further prosecution or maintenance. For the avoidance of doubt, any such Patent is part of the other Party’s Acquired IP.

d)

With respect to the filing, maintaining and prosecution of patents claiming any Collaboration Technology jointly owned by the Parties pursuant to this Article 10, before any action taken by either Party, the Parties will confer first and try to agree on a strategy for drafting and/or prosecuting the respective patent application. In this regard, each of Stelis BioPharma and Pieris shall keep the other Party fully informed as to the status of preparation, prosecution and maintenance of the respective patent application or patent, including, without limitation, (x) providing the other Party the opportunity to fully review and comment on (i) any patent application at least [***] days of the respective filing date and on (ii) any documents which will be filed in any patent office at least [***] days of any relevant deadline, and (y) providing the other copies of any substantive documents that such Party receives from such patent office at least [***] days after receipt, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions. The other Party shall provide feedback at least [***] days of the respective filing date or the relevant deadline. If the Parties could not agree on such a strategy in good faith upon [***] days of the relevant deadline; provided, however, that, if

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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either Party wishes to keep any Collaboration Technology jointly owned by the Parties pursuant to this Article 11 as trade secret before the filing of the respective patent application, the other Party will keep such Collaboration Technology in confidence in accordance with Article 9. Stelis BioPharma and Pieris shall reasonably cooperate with and assist each other at their own respective expense in connection with activities referred under this Article 10.8(d), at the other Party’s request.

Article 11

TERM AND TERMINATION

11.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue on a Collaboration Product-by-Collaboration Product basis until (i) the Parties enter into a JVA for the applicable Collaboration Product(s), (ii) a Party who receives a Non-Continuation Notice timely exercises the option referred in Article 3.10, or (iii) the Parties agree in good faith on how to dispose of such Collaboration Product(s) in the event that neither Party wishes to enter into the JVA pursuant to Article 3.8, whichever is later in time (“Term”); provided, however, that the Term for such Collaboration Product shall automatically end no later than one (1) year after the completion of the first Phase I Trial for such Collaboration Product unless extended by the Parties’ mutual agreement.

11.2 Termination for Material Breach. If either Party materially breaches this Agreement, the non-breaching Party shall have the right to terminate this Agreement, with respect to any Collaboration Product that is subject to such material breach, by written notice to the breaching Party specifying the breach and referencing this Article 0, if such breach is not cured within [***] days after written notice is given by the non-breaching Party to the breaching Party specifying the breach; provided, however, that in the event of a good faith dispute with respect to the existence of a material breach, this Agreement or the applicable Development Plan shall not be terminated, unless it is finally determined pursuant to Article 0 that such material breach has occurred, and the breaching Party fails to cure such breach within [***] days after such determination.

11.3 Termination for Insolvency. Each Party shall have the right to terminate this Agreement in its entirety upon delivery of written notice to the other Party in the event that (i) such other Party files in any court or agency pursuant to any statute or regulation of any jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of such other Party or its assets, (ii) such other Party is served with an involuntary petition against it in any insolvency proceeding and such involuntary petition has not been stayed or dismissed within [***] days of its filing, or (iii) such other Party makes an assignment of substantially all of its assets for the benefit of its creditors in the absence of a legitimate business transaction.

11.4 Effects of Expiration or Termination.

11.4.1 Expiration or termination of this Agreement (in its entirety or with respect to any Collaboration Product) for any reason shall not release either Party of any obligation or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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liability which, at the time of such expiration or termination, has already accrued to such Party or which is attributable to a period prior to such expiration or termination.

11.4.2 Intellectual Property Rights and License.

a. In the event of expiration or termination of this Agreement as a result of that neither Party wishes to enter into the JVA pursuant to Article 3.8, unless otherwise stipulated by the Parties in a separate agreement after the Effective Date, all rights and licenses to any technology and intellectual property rights therein granted by either Party to the other Party (such as the License), under this Agreement or with respect to the applicable terminated Collaboration Product, as applicable, shall terminate and revert back to the Party granting such rights or licenses; provided, however, that licenses granted under Articles 10.2.1(ii) and 10.2.2(ii) shall survive the expiration or termination.

b. In the event of termination by Pieris pursuant to Article 11.2 or Article 11.3, Pieris shall retain and/or have the exclusive rights, with respect to any Collaboration Product that is subject to such material breach under Article 11.2 or with respect to all Collaboration Products when Stelis BioPharma is insolvent under Article 11.3, to (i) all Results generated until the effective date of such termination as well as Collaboration Technology solely owned by either Party and Collaboration Technology jointly owned by the Parties, together with all intellectual property rights therein, and (ii) to continue to develop and/or commercialize Products, whether directly or indirectly (e.g., through a Sublicensee), in any regulatory jurisdiction (including any country or geographical region therein) within the Territory, without any further financial obligation to Stelis BioPharma. Stelis BioPharma hereby agrees to execute one or more assignments necessary to effectuate such grant of rights to Pieris free of charge. Further, the License granted by Pieris to Stelis BioPharma hereunder shall terminate concurrently, and the License granted by Stelis BioPharma to Pieris hereunder shall survive such termination and remain in effect.

c. In the event of termination by Stelis BioPharma pursuant to Article 11.2 or Article 11.3, Stelis BioPharma shall retain and/or have the exclusive rights, with respect to any Collaboration Product that is subject to such material breach under Article 11.2 or with respect to all Collaboration Products when Pieris is insolvent under Article 11.3, to (i) all Results generated until the effective date of such termination as well as Collaboration Technology solely owned by either Party and Collaboration Technology jointly owned by the Parties, together with all intellectual property rights therein, and (ii) to continue to develop and/or commercialize Products, whether directly or indirectly (e.g., through a Sublicensee), in any regulatory jurisdiction (including any country or geographical region therein) within the Territory, without any further financial obligation to Pieris. Pieris hereby agrees to execute one or more assignments necessary to effectuate such grant of rights to Stelis BioPharma free of charge. Further, the License granted by Stelis BioPharma to Pieris hereunder shall terminate concurrently, and the License granted by Pieris to Stelis BioPharma hereunder shall survive such termination and remain in effect.

11.4.3 Upon termination of this Agreement or with respect to any Collaboration Product(s), each Party shall cease all work under this Agreement or the applicable

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Development Plan, as applicable, except for activities as necessary for an orderly wind-down of the performance of this Agreement or the applicable Development Plan, and return to the other Party all Confidential Information of the other Party and unused materials provided to it by the other Party under this Agreement or the applicable Development Plan, as applicable, and all copies and embodiments thereof, except that each Party may retain one copy of the other Party’s written Confidential Information in its confidential files solely for archival purposes. Without limiting the generality of the foregoing, upon termination of this Agreement (in its entirety or with respect to any Collaboration Product), Stelis BioPharma shall immediately cease any use or practice of Pieris Materials and Deliverables provided under this Agreement or under the applicable Development Plan, as applicable, and return all remaining Pieris Materials and Deliverables in Stelis BioPharma’s possession, including all embodiments or derivatives thereof.

11.4.4 Upon expiration of this Agreement with respect to any Collaboration Product(s), in the event such Collaboration Product(s) is transferred to the JVC as provided in Article 0, each Party shall fully cooperate with each other to facilitate a smooth, orderly and prompt transfer of such Collaboration Product(s) to the JVC. Without limiting the generality of the foregoing, (i) Stelis BioPharma shall assign or cause to be assigned to the JVC all Regulatory Filings and Regulatory Approvals and all communications with the applicable Regulatory Authorities obtained or maintained by or on behalf of Stelis BioPharma under this Agreement with respect to such Collaboration Product(s), (ii) each Party shall assign all of its right, title and interest in and to any Collaboration Technology [***] to the JVC, and (iii) each Party shall transfer to the JVC all records, reports and other work products generated during its performance of the applicable Development Plan.

11.4.5 Without affecting Article 3.10, upon expiration or termination of this Agreement with respect to any Collaboration Product, in the event such Collaboration Product(s) is not transferred to the JVC as provided in Article 0, unless otherwise mutually agreed by the Parties, each Party shall return to the other Party all Confidential Information of the other Party and unused materials provided to it by the other Party (including Pieris Materials and Deliverables provided to Stelis BioPharma) under this Agreement or the applicable Development Plan, as applicable, and all copies and embodiments thereof, except that each Party may retain one copy of the other Party’s written Confidential Information in its confidential files solely for archival purposes.

11.5 Survival. The provisions of Articles 1, 7, 9, 13 and 14, and Articles 4.1.2-4.1.4, 4.3, 5.5, 5.6, 5.7, 10.1, 10.3-10.5, 10.7, 11.4, 11.5, and 12.3 shall survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the Parties shall cease upon termination of this Agreement. Except as otherwise expressly provided in this Article 0, all other rights and obligations of the Parties shall terminate upon expiration or termination of this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 12

REPRESENTATIONS AND WARRANTIES

12.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that: (a) as of the Effective Date, it has the power and authority to enter into this Agreement and to perform its obligations hereunder and to grant to the other Party the rights granted to such other Party under this Agreement; (b) as of the Effective Date, it has obtained all necessary corporate and other approvals to enter into and execute this Agreement; and (c) it is not, as of the Effective Date, a party to, nor will it enter into or assume during the Term, any contract or other obligation with a Third Party that would in any way limit the performance of its obligations under this Agreement (d) this Agreement will, when executed, constitute valid and binding obligations on the Parties; and (e) entry into and performance by it of this Agreement will not (i) breach any provision of its bylaws or equivalent constitutional documents; or (ii) result in a breach of any Applicable Laws in its jurisdiction of incorporation or of any order, decree or judgment of any court or any Regulatory Authority, where any such breach would affect to a material extent its ability to enter into or perform its obligations under this Agreement.

12.2 No Debarment. Each Party further represents and warrants that neither it, nor any of its Affiliates, nor any of their respective employees or contractors involved in the performance of this Agreement have been “debarred” by the FDA pursuant to 21 U.S.C. § 335a or subject to a similar sanction from any Regulatory Authority in any other jurisdiction, nor have debarment or similar proceedings against such Party, any of its Affiliates, or any of their respective employees or contractors involved in the performance of this Agreement been commenced. Each Party will promptly notify the other Party in writing if any such proceedings are commenced or if such Party, any of its Affiliates, or any of their respective employees or contractors involved in the performance of this Agreement are debarred or similarly sanctioned by any Regulatory Authority.

12.3 DISCLAIMERS.

12.3.1 GENERAL. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER HEREOF (SUCH AS PIERIS MATERIALS AND DELIVERABLES) AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH ADDITIONAL WARRANTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF (SUCH AS PIERIS MATERIALS AND DELIVERABLES), INCLUDING ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

12.3.2 PIERIS MATERIALS AND DELIVERABLES. EXCEPT AS PROVIDED IN ARTICLE 0, THE PIERIS MATERIALS AND DELIVERABLES ARE PROVIDED “AS-IS.”

12.3.3 LIMITATION OF LIABILITY. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOST PROFITS ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. HOWEVER, NOTHING IN THIS ARTICLE IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER ARTICLE 13.

Article 13

INDEMNIFICATION

13.1 Pieris. Pieris shall indemnify, defend and hold harmless Stelis BioPharma, its directors, officers, employees, agents, successors and assigns from and against any liabilities, expenses or costs (including reasonable attorneys’ fees and court costs) arising out of any claim, complaint, suit, proceeding or cause of action against any of them by a Third Party resulting from: (a) the negligent or intentionally wrongful acts or omissions of Pieris, its Affiliates and subcontractors during the performance of any Development Plan or (b) any breach by Pieris of its representations and warranties under this Agreement; in each case, subject to the requirements set forth in Article 0 below. Notwithstanding the foregoing, Pieris shall have no obligations under this Article 13 for any liabilities, expenses or costs arising out of or relating to claims to the extent covered under Article 0 below.

13.2 Stelis BioPharma. Stelis BioPharma shall indemnify, defend and hold harmless Pieris, its directors, officers, employees, agents, successors and assigns from and against all liabilities, expenses, and costs (including reasonable attorneys’ fees and court costs) arising out of any claim, complaint, suit, proceeding or cause of action against any of them by a Third Party resulting from: (a) the negligent or intentionally wrongful acts or omissions of Stelis BioPharma, its Affiliates and subcontractors during the performance of any Development Plan or (b) any breach by Stelis BioPharma of any of its representations and warranties under this Agreement; in each case, subject to the requirements set forth in Article 0 below. Notwithstanding the foregoing, Stelis BioPharma shall have no obligations under this Article 13 for any liabilities, expenses or costs arising out of or relating to claims to the extent covered under Article 0 above.

13.3 Indemnification Procedure. Any Party seeking indemnification under this Article 13 (the “Indemnitee”) shall: (a) promptly notify the indemnifying Party (the “Indemnitor”) of such claim; (b) agree to the Indemnitor sole control over the defense or settlement thereof; and (c) at the Indemnitor’s request and expense, provide full information and reasonable assistance to Indemnitor with respect to such claims. Without limiting the foregoing, with respect to claims brought under Article 0 or 0 above the Indemnitee, at its own expense, shall have the right to participate with counsel of its own choosing in the defense or settlement of any such claim. The indemnification under this Article 13 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the consent of the Indemnitor.

13.4 Insurance. Each Party will procure and maintain, at its own expense, insurance, with a financially sound and reputable insurer, reasonably sufficient to cover such Party’s activities and its obligations under this Agreement with minimum coverage amounts customary for the activities of such Party hereunder in the jurisdiction(s) where such activities are performed.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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Article 14

GENERAL PROVISIONS

14.1 Affiliates. Each Party may perform any obligations and exercise any rights hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

14.2 Assignment. Each Party agrees that its rights and obligations under this Agreement may not be assigned or otherwise transferred to a Third Party without the prior written consent of the other Party hereto. Notwithstanding the foregoing, either Party may transfer or assign its rights and obligations under this Agreement to (a) an Affiliate, subject to the prior notice to the other Party and the assigning Party remaining responsible for such Affiliate’s performance or (b) a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise, without the prior written consent of the other Party; provided that such assignee or transferee has agreed to be bound by the terms and conditions of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns.

14.3 Severability. If any clause, provision, or Article of this Agreement attached hereto, shall, for any reason, be held illegal, invalid or unenforceable, the Parties shall negotiate in good faith and in accordance with reasonable standards of fair dealing, a valid, legal, and enforceable substitute provision or provisions that most nearly reflect the original intent of the Parties under this Agreement in a manner that is commensurate in magnitude and degree with the changes arising as a result of any such substitute provision or provisions. All other provisions in this Agreement shall remain in full force and effect and shall be construed in order to carry out the original intent of the Parties as nearly as possible (consistent with the necessary reallocation of benefits) and as if such invalid, illegal, or unenforceable provision had never been contained herein. In performing this Agreement, the Parties shall comply with all Applicable Laws. Nothing in this Agreement shall be construed so as to require the violation of any law, and wherever there is any conflict between any provision of this Agreement and any law the law shall prevail, but in such event the affected provision of this Agreement shall be affected only to the extent necessary to bring it within the Applicable Laws.

14.4 Merger of Understandings; Amendment. This Agreement (and the Exhibits attached hereto) constitute the entire agreement between the Parties regarding the subject matter hereof and all prior negotiations and understandings between the Parties are deemed to be merged into this Agreement. No agreement or understanding varying or extending this Agreement shall be binding upon either Party hereto, unless set forth in a writing which specifically refers to the Agreement signed by duly authorized officers or representatives of the respective Parties, and the provisions hereof not specifically amended thereby shall remain in full force and effect.

14.5 Waiver. Any waiver of the terms and conditions hereof must be explicitly in writing and executed by a duly authorized officer of the Party waiving compliance. The waiver by either of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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the Parties of any breach of any provision hereof by the other shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself. The delay or failure of any Party at any time to require performance of any provision of this Agreement shall in no manner affect such Party’s rights at a later time to enforce the same.

14.6 Notices. Any notice, report or other communication required or permitted to be given by either Party under this Agreement shall be given in writing and may be delivered by hand, reputable international 3- or 4-day courier service or by mailing if mailed by registered or certified mail, postage prepaid and return receipt requested (or the international equivalent), or by email or fax (with printed confirmation of transmission and with confirmation copy forwarded by reputable international 3- or 4-day courier service), addressed to each Party as follows. Such information may be updated by a Party upon written notice to the other Party. A notice shall be deemed delivered upon receipt, unless the notice is received on a day other than a business day in the jurisdiction of the recipient or after 5:30 p.m. at the location of delivery, in which case delivery shall be deemed to be the next business day after receipt (as determined in the jurisdiction of recipient).

For Pieris:	Pieris AG
Lise-Meitner-Straße 30, 85354
Freising, Germany
Attention: CEO
Fax: +49 8161 14 11 444

For Stelis BioPharma:	Stelis BioPharma Private Limited
Strides House, Bilekahalli
Bannergahtta Road,
Bangalore 560 076, INDIA
Attention: Legal Department
Fax: + 91 80 6784 0700 / 800

14.7 Force Majeure. Neither of the Parties shall be liable for any default or delay in performance of any obligation under this Agreement caused by any of the following: Act of God, war, terrorism, riot, fire, explosion, accident, flood, sabotage, compliance with governmental requests, laws, regulations, orders or actions, national defense requirements or any other event beyond the reasonable control of such Party, or labor trouble, strike, lockout or injunction, provided that neither of the Parties shall be required to settle a labor dispute against its own best judgment, (collectively, “Force Majeure”). The Party invoking the provisions of this Article 0 shall give the other Party written notice and full particulars of such force majeure event. Both Pieris and Stelis BioPharma shall use reasonable business efforts to resolve or at least mitigate the effects of any force majeure on their respective part.

14.8 Relationship of the Parties. The relationship of Pieris and Stelis BioPharma is strictly one of independent contractors and the Parties acknowledge that this Agreement does not create a joint venture, partnership, or the like, between them. Pieris and Stelis BioPharma shall always remain independent contractors in its performance of this Agreement. Neither Party shall have any authority to employ any individual as an employee or agent for or on behalf of the other

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Party to this Agreement for any purpose, and neither Party, nor any person performing any duties or engaging in any work at the request of such Party, shall be deemed to be an employee or agent of the other Party.

14.9 Choice of Law. This Agreement shall be governed by and construed in accordance with the then-current substantive law of England and Wales, without regard to the conflict of laws principles thereof, and shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods.

14.10 Dispute Resolution.

14.10.1 General. Either Party should first try to resolve a Dispute amicably before resorting to the arbitration proceeding referred in Article 14.10.2. In this regard, either Party may, by written notice to the other Party, have a Dispute referred to the Chief Executive Officers of Parties for attempted resolution by good faith negotiations. Promptly after such notice is received, each Party shall cause its Chief Executive Officers to meet (face-to-face or by teleconference) and be available to attempt to resolve such issue. If the Parties are able to resolve such a Dispute, a written document such as a letter or memorandum setting forth the Parties’ agreement will be prepared and signed by both Parties if requested by either Party. The Parties shall cooperate in an effort to limit the issues for consideration in such manner as narrowly as reasonably practicable in order to resolve the Dispute.

14.10.2 [***]. In the event that the Parties are unable to resolve a Dispute in the manner referred in Article 0 within [***] days from the date such dispute was referred to the Chief Executive Officers of the Parties, then either Party may [***]. [***].

14.11 Headings. Headings herein are for convenience of reference only and shall in no way affect interpretation of this Agreement.

14.12 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

14.13 Exhibits. The appended Exhibits and any modifications or amendments thereof form an integral part of this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

PIERIS AG		STELIS BIOPHARMA PRIVATE LIMITED

By:	/s/ Stephen S. Yoder	By:	/s/ Anand Iyer

Name:	Stephen S. Yoder	Name:	Dr. Anand Iyer

Title:	CEO	Title:	CEO

WITNESS		WITNESS

By:	/s/ Shane Olwill	By:	/s/ Winny

Name:	Shane Olwill	Name:	Winny Singh

Title:	VP Development	Title:	Team Leader

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit I

Development Plan

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]

		[***]	[***]

[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

		[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
		[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[***]

		[***]	[***]	[***]

[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]

[***]
[***]

[***]			[***]

[***]
[***]

[***]

[***]

[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]

[***]
[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]

[***]

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

[***]

Exhibit II

(Each initially-capitalized term has the meaning

as defined in the Joint Development and License Agreement)

When a Party timely exercises the option under Article 3.10 of the Joint Development and License Agreement for a Collaboration Product, the other Party shall grant the first-mentioned Party an exclusive (event to the granting Party), royalty-bearing, world-wide license under the granting Party’s Background Technology and Acquired IP, any Collaboration Technology solely owned by the granting Party pursuant to Article 10 of the Joint Development and License Agreement, and the granting Party’s interests in any Collaboration Technology jointly owned by the Parties pursuant to said Article 10, together with all intellectual property rights therein, with the right to grant sublicenses, to use, make, have made, sell, have sold, offer for sale and/or have offered for sale such Collaboration Product in the Field; provided, however, that the Parties shall negotiate and agree in good faith on financial terms, wherein [***], as well as on other customary terms and conditions.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

Exhibit III

JOINT VENTURE AGREEMENT

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.